                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDED REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     MARCH 10, 2000
                                                ---------------------------

                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                33-44567-NY              13-3632859
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No,)


7825 Fay Avenue, Suite 200, La Jolla, California                   92037
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including are code           (858) 456-5777
                                                            --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Audited financial statements of Syngen Research, Inc. years ended December 31, 1999 and 1998.

     (b)  Pro Forma Financial Information

          Pro Forma Balance Sheet (unaudited) as of December 31, 1999

          Pro Forma Statements of Operations for the nine months ended December 31, 1999 and the year ended March 31, 1999








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Aethlon Medical, Inc.
                                       (Formerly Bishop Equities, Inc.)


                                       /s/ Franklyn S. Barry, Jr.
                                       ----------------------------
                                       Franklyn S. Barry, Jr., President
Date: July 17, 2000

         The following unaudited pro forma financial statements give effect to the acquisition by Bishop Equities, Inc. ("Bishop") of all the outstanding common stock of Syngen Research, Inc. ("Syngen") in a transaction accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of Bishop and Syngen as of December 31, 1999 to reflect the acquisition as of that date. The unaudited pro forma statements of operations are based on the individual statements of operations of Bishop for the nine months ended December 31, 1999 and the year ended March 31, 1999 and the statements of income of Syngen for the same two periods. The unaudited pro forma statements of operations combine the results of operations of Bishop and Syngen (acquired on January 6, 2000) as if the acquisition had occurred at the beginning of the respective periods.

                        Audited Financial Statements of
                        Syngen Research, Inc.
                        years ended December 13, 1999 and 1998


                          INDEPENDENT AUDITOR'S REPORT






To the Owner of
Syngen Research
San Diego, California


We have audited the accompanying balance sheet of Syngen Research as of December 31, 1998, and the related statements of income and proprietor's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Syngen Research as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Delsen & Company LLP
-----------------------------
Delsen & Company LLP
San Diego, CA

March 20, 2000

                                 SYNGEN RESEARCH
                                  BALANCE SHEET
                                DECEMBER 31, 1998




                                     ASSETS

Current assets:
    Cash                                                  $ 11,002
    Accounts receivable,
      net of allowance for doubtful accounts                 4,971
                                                          --------

Total current assets                                        15,973
                                                          --------
Property and equipment:
    Equipment                                                9,968
       less accumulated depreciation                        (2,761)
                                                          --------

Net property and equipment                                   7,207
                                                          --------

Total assets                                              $ 23,180
                                                          ========


                       LIABILITIES & PROPRIETOR'S DEFICIT

Current liabilities:
    Accounts payable                                      $  4,627
    Credit cards payable                                    14,182
    Sales tax payable                                        1,303
                                                          --------

Total current liabilities                                   20,112

Long term debt (Note 3)                                     25,000
                                                          --------

Total liabilities                                           45,112

Proprietor's deficit                                       (21,932)
                                                          --------
Total liabilities and proprietor's deficit                $ 23,180
                                                          ========



                (See accountant's report and accompanying notes)

                                 SYNGEN RESEARCH
                   STATEMENT OF INCOME & PROPRIETOR'S DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1998



Income:
    Consulting fees                                       $ 61,360
    Grants                                                  57,191
    Sales                                                   18,449
    Interest earned                                             64
                                                          --------

       Total income                                        137,064
                                                          --------
Expenses:
    Advertising                                              2,462
    Auto                                                       161
    Cash discounts                                             835
    Computer                                                 1,463
    Consulting                                               3,259
    Depreciation                                             2,429
    Dues and subscriptions                                   1,274
    Equipment rental                                           258
    Interest expense                                         2,253
    Lab testing fees                                           450
    Lab chemicals and supplies                              29,708
    Licenses and permits                                        69
    Office supplies                                          4,439
    Payroll taxes                                            1,346
    Professional fees                                        4,395
    Rent                                                       750
    Repairs and maintenance                                  4,653
    Salaries                                                13,750
    Shipping and postage                                       970
    Telephone                                                1,108
    Travel and entertainment                                 2,276
                                                          --------

       Total expenses                                       78,308
                                                          --------

Net income                                                  58,756

Proprietor's deficit at beginning of year                  (19,358)
    Capital contributions                                   12,608
    Capital withdrawals                                    (73,938)
                                                          --------

Proprietor's deficit at end of year                       $(21,932)
                                                          ========


                (See accountant's report and accompanying notes)

                                 SYNGEN RESEARCH
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



Cash flows from operating activities:

    Net income                                            $  58,756
    Non-cash transactions included in net income:
       Depreciation                                           2,429

    Change in:
       Accounts receivable                                   (4,971)
       Accounts payable                                       4,627
       Credit cards payable                                  13,469
       Sales tax payable                                      1,303
                                                          ---------

Net cash provided by (used in) operating activities          75,613


Cash flows from investing activities:
    Change in fixed assets                                   (4,198)
                                                          ---------

Net cash provided by (used in) investing activities          (4,198)

Cash flows from financing activities:
    Proprietor's contribution                                12,608
    Proprietor's distribution                               (73,939)
                                                          ---------

Net cash provided by (used in) financing activities         (61,331)


Cash at beginning of year                                       918
                                                          ---------

Cash at end of year                                       $  11,002
                                                          =========


                (See accountant's report and accompanying notes)

                                 SYNGEN RESEARCH
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


Note 1.    NATURE OF OPERATIONS

           The Company is a sole-proprietorship, which performs consulting and research activities in the biomedical field.


Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Depreciation

               Depreciation of equipment is computed using accelerated methods with estimated useful lives of 5 years.

           Income Taxes

               The company is not subject to income taxes since it is a sole proprietorship and the income is taxable directly to the owner.


Note 3.    NOTE PAYABLE

           The Company owes $25,000 to a relative of the owner. The note is payable upon demand. The Company has been making interest payments of $125 monthly, totaling $1,500 for the current reporting period.


Note 4.    RENT

           The rent was paid by an affiliated company.


Note 5.    SALE OF  THE COMPANY

           As of October 11, 1999 the Company had signed a letter of intent to be acquired by Bishop Equities, Inc. dba Aethlon Medical, Inc., a publicly held company. Under the agreement, Aethlon Medical acquired all the shares of Syngen Research after incorporation in exchange for 65,000 shares of Aethlon Medical common stock. Aethlon Medical also employs the former owner pursuant to an employment agreement. As a condition of acquisition, the rights to a certain technology developed by the former owner in a contract with another publicly held company was transferred to Aethlon Medical. On January 9, 2000 a merger agreement was signed and Syngen Research, Inc. became a wholly owned subsidiary of Aethlon Medical.

                          INDEPENDENT AUDITOR'S REPORT






To the Shareholder of
Syngen Research, Inc.
San Diego, California


We have audited the accompanying balance sheet of Syngen Research, Inc. as of December 31, 1999, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Syngen Research, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Delsen & Company LLP
-----------------------------
Delsen & Company LLP
San Diego, CA

March 20, 2000

                              SYNGEN RESEARCH, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999




                                     ASSETS

Current assets:
    Cash                                                  $   8,442
    Accounts receivable,
      net of allowance for doubtful accounts                 62,666
                                                          ---------

Total current assets                                         71,108
                                                          ---------
Property and equipment:
    Equipment                                                12,010
       less accumulated depreciation                         (6,461)
                                                          ---------

Net property and equipment                                    5,549
                                                          ---------
Total assets                                              $  76,657
                                                          =========


                       LIABILITIES & SHAREHOLDER'S EQUITY

Current liabilities:
    Accounts payable                                      $   2,299
    Credit cards payable                                     21,112
    Sales tax payable                                         1,029
    Income taxes payable                                      2,530
                                                          ---------

Total current liabilities                                    26,970

Long term debt (Note 3)                                      25,000
                                                          ---------

Total liabilities                                            51,970

Shareholder's equity
    Common stock, no par value
       1,000 shares authorized, 100 shares
       issued and outstanding                                   100
    Retained earnings                                        24,587
                                                          ---------

Total shareholder's equity                                   24,687
                                                          ---------

Total liabilities and shareholder's equity                $  76,657
                                                          =========


                (See accountant's report and accompanying notes)

                              SYNGEN RESEARCH, INC.
                     STATEMENT OF INCOME & RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



Income:
    Consulting fees                                       $ 142,097
    Grants                                                  139,035
    Sales                                                    15,007
    Reimbursed expenses                                       2,143
    Interest earned                                               4
                                                          ---------

       Total income                                         298,286
                                                          ---------
Expenses:
    Auto                                                         78
    Computer                                                    789
    Consulting                                                2,100
    Depreciation                                              3,700
    Dues and subscriptions                                    2,103
    Insurance                                                 1,237
    Interest expense                                          3,155
    Lab chemicals and supplies                               23,756
    Legal and accounting                                      6,607
    Licenses and permits                                         22
    Office supplies                                           1,728
    Owner's compensation                                     58,908
    Meetings                                                  1,550
    Payroll taxes                                             5,845
    Professional fees                                        59,811
    Rent                                                      2,000
    Repairs and maintenance                                   5,419
    Salaries                                                 60,855
    Shipping and postage                                      1,739
    Telephone                                                 1,790
    Travel and entertainment                                  6,045
                                                          ---------

       Total expenses                                       249,237
                                                          ---------

       Income before income taxes                            49,049

Income taxes:
    Current income taxes                                      2,530
                                                          ---------

       Total income taxes                                     2,530


                (See accountant's report and accompanying notes)

                              SYNGEN RESEARCH, INC.
                     STATEMENT OF INCOME & RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



Net income                                                   46,519
                                                          ---------

Beginning deficit                                           (21,932)
                                                          ---------

Ending retained earnings                                  $  24,587
                                                          =========


                (See accountant's report and accompanying notes)

                              SYNGEN RESEARCH, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



Cash flows from operating activities:

    Net income                                            $  46,519
    Non-cash transactions included in net income:
       Depreciation                                           3,700

    Change in:
       Accounts receivable                                  (57,695)
       Accounts payable                                      (2,328)
       Credit cards payable                                   6,930
       Sales tax payable                                       (274)
       Income taxes payable                                   2,530
                                                          ---------


Net cash provided by (used in) operating activities            (618)


Cash flows from investing activities:
    Change in fixed assets                                   (2,042)
                                                          ---------

Net cash provided by (used in) investing activities          (2,042)

Cash flows from financing activities:
    Issuance of common stock                                    100
                                                          ---------

Net cash provided by (used in) financing activities             100


Cash at beginning of year                                    11,002


Cash at end of year                                       $   8,442
                                                          =========


                (See accountant's report and accompanying notes)

                              SYNGEN RESEARCH, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


Note 1.    NATURE OF OPERATIONS

           The Company performs consulting and research activities in the biomedical field.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Entity

               The Company operated as a sole proprietorship until October 14, 1999. On that date the sole proprietor transferred the company's assets and liabilities to Syngen Research, Inc., a corporation, in exchange for all of the corporation's stock.

           Depreciation

               Depreciation of equipment is computed using accelerated methods with estimated useful lives of 5 years.

           Income Taxes

               Income for the period through October 13, 1999 is taxable directly to the sole proprietor.

               Income taxes for the period October 14, 1999 through December 31, 1999 have been accrued and are based on the year's income taxable for federal and state income tax reporting purposes.

Note 3.    NOTE PAYABLE

           The Company owes $25,000 to a relative of the owner. The note is payable upon demand. The Company has been making interest payments of $125 monthly, totaling $1,500 for the current reporting period.

Note 4.    RENT

           The rent was paid by an affiliated company. The company also paid rent for lab space at another location.

Note 5.    SALE OF THE COMPANY

           As of October 11, 1999 the Company had signed a letter of intent to be acquired by Bishop Equities, Inc. dba Aethlon Medical, Inc., a publicly held company. Under the agreement, Aethlon Medical acquired all the shares of Syngen Research after incorporation in exchange for 65,000 shares of Aethlon Medical common stock. Aethlon Medical also employs the former owner pursuant to an employment agreement. As a condition of acquisition, the rights to a certain technology developed by the former owner in a contract with another publicly held company was transferred to Aethlon Medical. On January 9, 2000 a merger agreement was signed and Syngen Research, Inc. became a wholly owned subsidiary of Aethlon Medical.

                BISHOP EQUITIES, INC. (DBA AETHLON MEDICAL, INC.)
                       Proforma Balance Sheet (Unaudited)
                                December 31, 1999

                                   Aethlon        Syngen              Proforma
                                   Medical       Research    Adjustments      Combined
ASSETS
Current Assets:
  Cash                          $    25,461    $     8,442   $      --      $    33,903
  Accounts receivable                  --           62,666          --           62,666
  Prepaid insurance                  32,349           --            --           32,349
  Employee advances                  15,800           --            --           15,800
                                --------------------------   --------------------------

  Total current assets               73,610         71,108          --          144,718

Property and Equipment, Net          34,211          5,549          --           39,760

Other Assets:
  Goodwill                             --             --  (a)    507,783        507,783
  Patents, net                       39,284           --            --           39,284
  Deferred debt expense              46,874           --            --           46,874
  Other                               1,330           --            --            1,330
                                --------------------------   --------------------------

  Total other assets                 87,488           --         507,783        595,271
                                --------------------------   --------------------------

  Total assets                  $   195,309    $    76,657   $   507,783    $   779,749
                                ==========================   ==========================

LIABILITIES
Current Liabilities:
  Accounts payable:
    Trade                       $   418,061    $    24,440(a)$    15,000    $   457,501
    Related parties                 230,742         25,000          --          255,742
 Notes payable                      574,500           --            --          574,500
 Accrued liabilities                181,423          2,530(a)     (2,530)       181,423
 Deferred compensation              325,835           --            --          325,835
                                --------------------------   --------------------------

  Total current liabilities       1,730,561         51,970        12,470      1,782,531

STOCKHOLDERS' DEFICIT
 Common stock                         2,595            100(a)         65          2,660

 Additional paid in capital       2,670,943           --  (a)    519,935      3,190,878
 Deficit accumulated during
   development stage             (4,208,790)        24,587(a)    (24,587)    (4,208,790)
                                --------------------------   --------------------------

  Total stockholders' deficit    (1,535,252)        24,687       495,313     (1,015,252)
                                --------------------------   --------------------------

  Total liabilities and
    stockholders' deficit       $   195,309    $    76,657   $   507,783    $   779,749
                                ==========================   ==========================


(a) To reflect the acquisition of the common stock of Syngen Research, Inc. in exchange for 65,000 shares of common stock of Aethlon Medical, Inc. valued at $4.80 per share.

                BISHOP EQUITIES, INC. (DBA AETHLON MEDICAL, INC.)
                  Pro Forma Statement of Operations (Unaudited)
                       Nine Months Ended December 31, 1999

                                                                                 Pro Forma
                                         Aethlon          Syngen
                                         Medical         Research       Adjustments        Combined
REVENUE
 Consulting fees                      $      --        $   112,094      $      --        $   112,094
 Grant income                                --             72,281             --             72,281
 Subcontract income                          --               --               --               --
 Sale of research and development            --             12,547             --             12,547
 Other income                                --              2,143             --              2,143
 Interest income                             --                  3             --                  3
                                      ----------------------------      ----------------------------

     Total revenue                           --            199,068             --            199,068

EXPENSES
 Personnel costs                          314,940           92,660 (a)       18,842          426,442
 Repairs and maintenance                     --              3,186             --              3,186
 Rent and office expense                   53,733            6,049             --             59,782
 Professional fees                        153,179           33,838             --            187,017
 Miscellaneous                              3,815             --               --              3,815
 Depreciation                               7,319            3,700             --             11,019
 Travel and meetings                       19,009            7,189             --             26,198
 Insurance                                 19,409            1,237             --             20,646
 Laboratory supplies                         --             16,099             --             16,099
 Interest                                  16,862            2,530             --             19,392
 Amortization-patents                       6,129             --               --              6,129
 Amortization of goodwill                    --               --   (b)       38,084           38,084
 Consulting                                55,257            2,100             --             57,357
 Debt expense                             111,876             --               --            111,876
 Dues and subscriptions                      --              1,748             --              1,748
                                      ----------------------------      ----------------------------

     Total expenses                       761,528          170,336           56,926          988,790
                                      ----------------------------      ----------------------------

LOSS BEFORE INCOME TAXES                 (761,528)          28,732          (56,926)        (789,722)

PROVISION FOR INCOME TAXES                    228            2,530 (c)       (2,530)             228
                                      ----------------------------      ----------------------------

NET LOSS                              $  (761,756)     $    26,202      $   (54,396)     $  (789,950)
                                      ============================      ============================

PER SHARE:
  Net loss                            $     (0.29)                                       $     (0.30)

  Weighted average number of
  common shares outstanding             2,595,000                                          2,660,000



(a) Adjust officer's compensation to reflect terms of post-acquisition employment.
(b)  Amortization of goodwill over a period of 10 years.
(c)  Eliminate income taxes of Syngen due to offset by Aethlon loss.

                BISHOP EQUITIES, INC. (DBA AETHLON MEDICAL, INC.)
                  Pro Forma Statement of Operations (Unaudited)
                        Fiscal Year Ended March 31, 1999

                                             Aethlon      Syngen               Pro Forma
                                             Medical     Research            Adjustments      Combined
REVENUE
 Consulting fees                      $      --        $    68,013      $      --        $    68,013
 Grant income                                --            123,945             --            123,945
 Sale of research and development            --             20,909             --             20,909
 Interest income                             --                 65             --                 65
                                      ----------------------------      ----------------------------

     Total revenue                           --            212,932             --            212,932

EXPENSES
 Personnel costs                          221,779           48,044 (a)       62,250          332,073
 Repairs and maintenance                    1,674            6,807             --              8,481
 Rent and office expense                   38,144           11,122             --             49,266
 Professional fees                         45,887           36,906             --             82,793
 Miscellaneous                              3,131            2,174             --              5,305
 Depreciation                              16,287            2,429             --             18,716
 Travel and meetings                        5,325            2,856             --              8,181
 Insurance                                 (2,347)            --               --             (2,347)
 Laboratory supplies                          180           35,869             --             36,049
 Interest                                  13,823            2,189             --             16,012
 Amortization-patents                       8,171             --               --              8,171
 Amortization of goodwill                    --               --   (b)       50,778           50,778
 Consulting                                  --              3,259             --              3,259
 Debt expense                                --               --               --               --
 Dues and subscriptions                      --              1,349             --              1,349
                                      ----------------------------      ----------------------------

     Total expenses                       352,054          153,004          113,028          618,086
                                      ----------------------------      ----------------------------

LOSS BEFORE INCOME TAXES                 (352,054)          59,928         (113,028)        (405,154)

PROVISION FOR INCOME TAXES                    625             --               --                625
                                      ----------------------------      ----------------------------

NET LOSS                              $  (352,679)     $    59,928      $  (113,028)     $  (405,779)
                                      ============================      ============================
PER SHARE:
  Net loss                            $     (0.23)                                       $     (0.26)

  Weighted average number of
  common shares outstanding             1,506,833                                          1,571,833


(a) Adjust officer's compensation to reflect terms of post-acquisition employment.
(b)  Amortization of goodwill over a period of 10 years.